Exhibit 21.0

TRANSCONTINENTAL REALTY INVESTORS, INC.

SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries of and partnership interests of Transcontinental Realty Investors, Inc., the percentage of ownership and the state or other jurisdiction of organization or incorporation (indention indicates immediate parent entity):

Name of Entity	Ownership	Jurisdiction
ART One Hickory Corporation	100.00%	Nevada
ART Two Hickory Corporation	100.00%	Nevada
Bridgeknight Holdings B.V.	100.00%	Br. Virgin Islands
Centura-Ewing, Inc.	100.00%	Nevada
Century Realty, Inc.	100.00%	Texas
Continental Common Lease, Inc.	100.00%	Louisiana
Continental Mortgage and Equity Investors, Inc.	100.00%	Nevada
Continental Baronne, Inc.	100.00%	Nevada
Continental Common, Inc.	100.00%	Nevada
Continental Durham Centre, Inc.	100.00%	Nevada
Continental Indcon Corporation	100.00%	Nevada
Continental Pines Corporation	100.00%	Nevada
Continental Poydras Corp.	100.00%	Nevada
Continental Promenade Corporation	100.00%	Nevada
Continental Signature, Inc.	100.00%	Nevada
Continental Somerset Corporation	100.00%	Nevada
Continental WOW, Inc.	100.00%	Nevada
Encon Warehouse, Inc.	100.00%	Nevada
EQK Bridgeview Plaza, Inc.	100.00%	Nevada
EQK Cullman, Inc.	100.00%	Nevada
Garden Centura, Inc.	100.00%	Nevada
Hartford Building Corporation	100.00%	Texas
Income Opportunity Realty Investors, Inc.	28.44%	Nevada
Mandahl Bay Holdings, Inc.	100.00%	US Virgin Islands
Midland Odessa Properties, Inc.	48.80%	California
South Cochran Corporation	100.00%	Nevada
South Toler, Inc.	100.00%	Texas
T Belmont, Inc.	100.00%	Nevada
T Blue Lake II, Inc.	100.00%	Nevada
T Blue Lakes, Inc.	100.00%	Nevada
T Breakwater, Inc.	100.00%	Nevada
T Brompton, Inc.	100.00%	Nevada
T Capitol Hill II, Inc.	100.00%	Nevada
T Capitol Hill, Inc.	100.00%	Nevada
T Castle Glen, Inc.	100.00%	Nevada
T City Park, Inc.	100.00%	Nevada
T Clarksville, Inc.	100.00%	Nevada
T Copperridge, Inc.	100.00%	Nevada
T Dakota Arms, Inc.	100.00%	Nevada
T Desoto Ridge, Inc.	100.00%	Nevada
T Desoto, Inc.	100.00%	Nevada
T Dorado Ranch, Inc.	100.00%	Nevada
T Echo Valley, Inc.	100.00%	Nevada
T Galleria Town Center, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
T Galleria West Hotel, Inc.	100.00%	Nevada
T Galleria West Lofts, Inc.	100.00%	Nevada
T Grand Prairie, Inc.	100.00%	Nevada
T Hackberry, Inc.	100.00%	Nevada
T Heather Creek, Inc.	100.00%	Nevada
T Keller Springs, Inc.	100.00%	Nevada
T Kingsland Ranch, Inc.	100.00%	Nevada
T Kinsey Bridges, Inc.	100.00%	Nevada
T Lago Vista West, Inc.	100.00%	Nevada
T Laguna, Inc.	100.00%	Nevada
T Lakeforest, Inc.	100.00%	Nevada
T LC Station, Inc.	100.00%	Nevada
T LC Village, Inc.	100.00%	Nevada
T Legend, Inc.	100.00%	Nevada
T Longfellow, Inc.	100.00%	Nevada
T Majestic, Inc.	100.00%	Nevada
T Mansions, Inc.	100.00%	Nevada
T Mason Park, Inc.	100.00%	Nevada
T Maumelle, Inc.	100.00%	Nevada
T Metro Center, Inc.	100.00%	Nevada
T Nashville, Inc.	100.00%	Nevada
T Park Central, Inc.	100.00%	Nevada
T Pecan Creek, Inc.	100.00%	Nevada
T Pecan Pointe, Inc.	100.00%	Nevada
T Pinnacle, Inc.	100.00%	Nevada
T Plum Creek, Inc.	100.00%	Nevada
T Polo Estates, Inc.	100.00%	Nevada
T Rogers, Inc.	100.00%	Nevada
T Sendero Ridge, Inc.	100.00%	Nevada
T Sorrento, Inc.	100.00%	Nevada
T Southwood 1295, Inc.	100.00%	Nevada
T Southwood 1394, Inc.	100.00%	Nevada
T Spanish Trail, Inc.	100.00%	Nevada
T Spyglass, Inc.	100.00%	Nevada
T Stonemason, Inc.	100.00%	Nevada
T Surf, Inc.	100.00%	Nevada
T Temple Villas, Inc.	100.00%	Nevada
T Travis, Inc.	100.00%	Nevada
T Vance Jackson, Inc.	100.00%	Nevada
T Windsong, Inc.	100.00%	Nevada
Tacco Universal Corporation	100.00%	Nevada
TCascades, Inc.	100.00%	Nevada
TCI 1013 Common, Inc.	100.00%	Nevada
TCI 109 Beltline, Inc.	100.00%	Nevada
TCI 151 Acres, Inc.	100.00%	Nevada
TCI 319 Acres, Inc.	100.00%	Nevada
TCI 600 Las Colinas, Inc.	100.00%	Nevada
TCI 9033 Wilshire Boulevard	100.00%	Nevada
TCI 989 Market Street, Inc.	100.00%	Nevada
TCI Anderson Estates, Inc.	100.00%	Nevada
TCI Asia Limted	100.00%	Br. Virgin Islands
TCI Audubon Terrace, Inc.	100.00%	Nevada
TCI Autumn Chase, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Baywalk Corp.	100.00%	Nevada
TCI Bentonville, Inc.	100.00%	Nevada
TCI Bluffs at Vista Ridge, Inc.	100.00%	Nevada
TCI Bolivar Homes, Inc.	100.00%	Nevada
TCI Breezy Acres, Inc.	100.00%	Nevada
TCI Broadway Estates, Inc.	100.00%	Nevada
TCI Centura, Inc.	100.00%	Nevada
TCI Circle C, Inc.	100.00%	Nevada
TCI Cocke Estates, Inc.	100.00%	Nevada
TCI Courtyard, Inc.	100.00%	Nevada
TCI Dedeaux Road, Inc.	100.00%	Nevada
TCI Delta Development, Inc.	100.00%	Nevada
TCI Denham Springs, Inc.	100.00%	Nevada
TCI DLJ II, Inc.	100.00%	Nevada
TCI DLJ III, Inc.	100.00%	Nevada
TCI European Investment, Inc.	100.00%	Nevada
TCI Falcon Point, Inc.	100.00%	Nevada
TCI Forum, Inc.	100.00%	Nevada
TCI Gautier, Inc.	100.00%	Nevada
TCI Harpers Ferry, Inc.	100.00%	Nevada
TCI Heritage Building, Inc.	100.00%	Nevada
TCI Hunters Glen, Inc.	100.00%	Nevada
TCI Island Bay Corp.	100.00%	Nevada
TCI Keller Hicks, Inc.	100.00%	Nevada
TCI Lafayette Land, Inc.	100.00%	Nevada
TCI LeFlore Estates, Inc.	100.00%	Nevada
TCI Lexington Corp.	100.00%	Nevada
TCI Limestone Vista Ridge, Inc.	100.00%	Nevada
TCI Lincoln Estates, Inc.	100.00%	Nevada
TCI Marina Landing Corp.	100.00%	Nevada
TCI McKinney 34, Inc.	100.00%	Nevada
TCI McKinney Ranch, Inc.	100.00%	Nevada
TCI Mercer Crossing, Inc.	100.00%	Nevada
TCI Montfort Plaza, Inc.	100.00%	Nevada
TCI Monticello Estates, Inc.	100.00%	Nevada
TCI Mountain Plaza, Inc.	100.00%	Nevada
TCI MS Investment, Inc.	100.00%	Mississippi
TCI NO Properties, Inc.	100.00%	Nevada
TCI Ocean Estates, Inc.	100.00%	Nevada
TCI Paramount Terrace, Inc.	100.00%	Nevada
TCI Park West I, Inc.	100.00%	Nevada
TCI Park West II, Inc.	100.00%	Nevada
TCI Park West Land, Inc.	100.00%	Nevada
TCI Parkway Place, Inc.	100.00%	Nevada
TCI Plantation, Inc.	100.00%	Nevada
TCI Riverwalk I, Inc.	100.00%	Nevada
TCI Riverwalk II, Inc.	100.00%	Nevada
TCI Sugar Mill, Inc.	100.00%	Nevada
TCI Sunflower Estates, Inc.	100.00%	Nevada
TCI Tivoli, Inc.	99.00%	Nevada
TCI Valley Ranch 20, Inc.	100.00%	Nevada
TCI West End, Inc.	100.00%	Nevada
TCI Westwood Square, Inc.	100.00%	Nevada

Name of Entity	Ownership	Jurisdiction
TCI Willowbrook Village, Inc.	100.00%	Nevada
TCI Woodsong, Inc.	100.00%	Nevada
TCI Yazoo Estates, Inc.	100.00%	Nevada
TFalcon, Inc.	100.00%	Nevada
Top Capital Partners, Inc.	100.00%	Nevada
Transcontinental 4400, Inc.	100.00%	Nevada
Transcontinental Atrium, Inc.	100.00%	Nevada
Transcontinental Cary, Inc.	100.00%	Nevada
Transcontinental Coventry Pointe, Inc.	100.00%	Nevada
Transcontinental Eldorado, Inc.	100.00%	Nevada
Transcontinental Lamar, Inc.	100.00%	Nevada
Transcontinental Limestone Canyon, Inc.	100.00%	Nevada
Transcontinental Remington, Inc.	100.00%	Nevada
Transcontinental Southgate, Inc.	100.00%	Nevada
Transcontinental Texstar, Inc.	100.00%	Nevada
Transcontinental Treehouse Corporation	100.00%	Nevada
Transcontinental Westgrove, Inc.	100.00%	Nevada
Verandas at Cityview Corp.	100.00%	Nevada
Warren Road Farm, Inc.	100.00%	Nevada

LLC Interests (including direct and indirect ownership through subsidiaries):
Audubon Terrace Managing Member, LLC	50.00%	Nevada
Audubon Terrace, LLC	0.01%	Mississippi
Bolivar Homes Managing Member, LLC	50.00%	Nevada
Bolivar Homes, LLC	0.01%	Mississippi
Broadway Estates Managing Member, LLC	50.00%	Nevada
Broadway Estates, LLC	0.01%	Mississippi
Capital Center Holdings, LLC	50.00%	Mississippi
CCH Member, LLC	100.00%	Mississippi
David L. Jordan Apartments, Phase III, LLC	0.01%	Mississippi
GP Bluffs Vista Ridge, LLC	100.00%	Nevada
Holdings of ATI, LLC	33.33%	Delaware
JMJ Circle C East, LLC	100.00%	Texas
JMJ Circle C West, LLC	100.00%	Texas
JMJ Circle C, LLC	100.00%	Texas
LeFlore Estates, LLC	0.01%	Mississippi
Lincoln Estates Managing Member, LLC	50.00%	Nevada
Lincoln Estates, LLC	0.01%	Mississippi
Midland Residential Investment, LLC	100.00%	Nevada
MS Delt Development Group, LLC	50.00%	Texas
Parkway Place Managing Member, LLC	50.00%	Nevada
Parkway Place, LLC	0.01%	Mississippi
Riverwalk Apartments, Phase II, LLC	0.01%	Mississippi
Soledad Investments, LLC	100.00%	Nevada
Soledad Investors, LLC	50.00%	Nevada
Sunflower Estates Managing Member, LLC	50.00%	Nevada
Sunflower Estates, LLC	0.01%	Mississippi
T Townhome Investments, LLC	100.00%	Nevada

*	A list of all subsidiaries of Income Opportunity Realty Investors (IOR) is filed as exhibit 21.1 to IOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 which was filed with the Commission on March 31, 2008 and is incorporated by reference herein.
**	Transcontinental Realty Investors, Inc. owns 48.8%, American Realty Investors, Inc. owns 31.3% and Income Opportunity Realty Investors, Inc. owns 19.9%.

Name of Entity	Ownership	Jurisdiction
TCI Amoco Property, LLC	100.00%	Delaware
TCI Arbor Pointe, LLC	100.00%	Texas
TCI Fountains at Waterford, LLC	100.00%	Texas
TCI Meridian Acres, LLC	100.00%	Nevada
TCI Payne North Land, LLC	100.00%	Nevada
TCI Sunchase Apartments, LLC	100.00%	Texas
TCI Texas Properties, LLC	100.00%	Nevada
TCI Thornwood Apartments, LLC	100.00%	Texas
Three Hickory Center, LLC	100.00%	Nevada
Travis Ranch, LLC	100.00%	Nevada
Yazoo Estates Managing Member, LLC	50.00%	Nevada
Yazoo Estates, LLC	0.01%	Mississippi

Partnerships (including direct and indirect ownership through subsidiaries):
288 City Park Apartments, LTD	99.00%	Texas
30 Castleglen Estates Apartments, LP	99.00%	Texas
35 Timberland Apts., LTD.	99.00%	Texas
Adams Properties Associates	0.01%	Georgia
Anderson Estates, LP	0.01%	Mississippi
Blue Lake Properties II, LTD	24.00%	Texas
Blue Lake Properties, LTD	99.00%	Texas
Bluffs at Vista Ridge, LTD	100.00%	Texas
Breakwater Bay, LTD	99.00%	Texas
BW Apartments, LP	49.00%	Texas
Capitol Hill Limited Partnership	99.00%	Arkansas
Cary Associates Limited Partnership	98.00%	North Carolina
Cascades Apartments, LTD	99.00%	Texas
Centura Tower, LTD	100.00%	Texas
Dakota Arms, LTD	99.00%	Texas
David L. Jordan Apartments Phase II, L.P.	0.01%	Mississippi
DeSoto Apartments, LTD	99.00%	Texas
Echo Valley Properties, LTD	99.00%	Texas
El Chaparral National Associates, LP	99.00%	Texas
El Paso Legends, LTD	24.00%	Texas
Falcon Lakes, LTD	99.00%	Texas
FW Verandas at City View, LTD	99.00%	Texas
Garden Centura, LP	5.00%	Texas
Garden Foxwood, LP	100.00%	Delaware
Heather Creek Apartments Mesquite, LTD	99.00%	Texas
Indcon, LP	1.00%	Georgia
Kinsey Bridges, LTD	99.00%	Texas
KLP Dorado Ranch Apartments, LP	99.00%	Texas
Laguna at Mira Lago, LTD	24.00%	Texas
Lake Forest AM, LTD	24.00%	Texas
Limestone Vista Ridge Apartments, LTD	100.00%	Texas
Longfellow Arms Apartments, LTD	24.00%	Texas
Loyal Windsong of Fort Worth, LTD	99.00%	Texas
Mansions of Mansfield Apartments, LTD	99.00%	Texas
Marina Landing, LP	49.00%	Texas
Mason Kingsland Apartments, LP	24.00%	Texas
Mason Park, LTD	99.00%	Texas
Metra Arbor Pointe, LP	14.64%	Delaware
Metra Brighton Court, LP	14.64%	Delaware

Name of Entity	Ownership	Jurisdiction
Metra Cross Pool 1, LP	14.64%	Delaware
Metra Cross Pool 2, LP	14.64%	Delaware
Metra Delmar Valley, LP	14.64%	Delaware
Metra Enclave, LP	14.64%	Delaware
Metra Fairway View, LP	14.64%	Delaware
Metra Fountain Lake, LP	14.64%	Delaware
Metra Harper’s Ferry, LP	14.64%	Delaware
Metra Meridian, LP	14.64%	Delaware
Metra Quail Oaks, LP	14.64%	Delaware
Metra Sunchase, LP	14.64%	Delaware
Metra Westwood, LP	14.64%	Delaware
Metra Willow Creek, LP	14.64%	Delaware
Metra Wood Hollow, LP	14.64%	Delaware
Monticello Estates, LP	0.01%	Arkansas
Mountain Home Associates, LP	7.73%	New York
Nakash Income Associates	60.00%	Georgia
Northside on Travis, LTD	24.00%	Texas
Pacific Galveston Properties, LP	49.00%	Texas
Parc at Clarksville, LP	24.00%	Tennessee
Parc at Grand Prarie, LP	99.00%	Texas
Parc at Maumelle, LP	99.00%	Arkansas
Parc at Metro Center II, LP	24.00%	Tennessee
Parc at Metro Center, LP	99.00%	Tennessee
Parc at Rogers, LP	99.00%	Arkansas
Pecan Pointe, LTD	24.00%	Texas
Plum Creek Apartments, LTD	24.00%	Texas
Riverwalk Apartments, LP	0.01%	Mississippi
SA Spanish Trail, LTD	24.00%	Texas
Sendero Ridge, LTD	24.00%	Texas
Sherman on Travis, LTD	99.00%	Texas
Signature Athletic Limited Partnership	99.995%	Texas
Spyglass of Mansfield, LTD	99.00%	Texas
TCI Brandeis, LP	74.00%	Texas
TCI Eton Square, LP	90.00%	Texas
TCI Woodmont Group III, LP	75.00%	Texas
TCI Woodmont Group IV, LP	75.00%	Texas
TCI Woodmont Group V, LP	75.00%	Texas
TCI Woodmont Group VII, LP	75.00%	Texas
Tivoli Midway, LTD	99.00%	Texas
Vistas of Pinnacle Park, LTD	99.00%	Texas
Vistas of Vance Jackson, LTD	24.00%	Texas
Westgrove Air Plaza, LTD	100.00%	Texas
Wildflower Villas, LTD	24.00%	Texas
Woodmont TCI Group IX, LP	75.00%	Texas
Woodmont TCI Group VI, LP	99.00%	Texas
Woodmont TCI Group VIII, LP	75.00%	Texas
Woodmont TCI Group X, LP	75.00%	Texas
Woodmont TCI Group XI, LP	75.00%	Texas
Woodmont TCI Group XII, LP	75.00%	Texas
Woodmont TCI Group XIII, LP	75.00%	Texas
Woodmont TCI Group XIV, LP	75.00%	Texas